Property, Plant and Equipment (Cash Generating Units) (Detail)	12 Months Ended
Dec. 31, 2023
Disclosure of information for cash-generating units [Line Items]
Impairment indicator	In 2023, we identified an impairment trigger for our Phosphate CGUs, White Springs and Aurora, primarily as a result of the decrease in our forecasted phosphate margins. We completed our impairment analysis for these CGUs. In 2023, we identified an impairment trigger for our Trinidad CGU, part of our Nitrogen segment, due to a new natural gas contract and the resulting outlook for higher expected natural gas costs and constrained near-term availability. We expect improved natural gas availability in Trinidad as the development of additional natural gas fields is anticipated to add new natural gas supply starting in 2026. In 2023, we revised our forecasted EBITDA for the Retail – South America group of CGUs, which triggered an impairment analysis. Due to the impact of crop input price volatility, more moderate long-term growth assumptions and higher interest rates, we lowered our product margin expectations and deferred certain of our planned strategic investments. As a result, this reduced our forecasted EBITDA and growth.
DescriptionOfValuationTechniquesUsed	based on after-tax discounted cash flows (five-year projections plus a terminal value with the exception of the Retail – South America group of CGUs, which used a 10-year projection plus a terminal value) and incorporated assumptions an independent market participant would apply, including considerations related to climate-change initiatives. We adjusted discount rates for each CGU or group of CGUs for the risk associated with achieving our forecasts and for the country risk premium in which we expect to generate cash flows